United
                    Vanguard
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 1998

This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.

PRESIDENT'S LETTER

MARCH 31, 1998



Dear Shareholder:

As Waddell & Reed celebrates its 60th anniversary in the financial services industry, I would like to thank you for your continued confidence in our products and services. Since we opened our doors in 1937, our goal has been and continues to be to provide the best service possible to our shareholders. This commitment is reflected in every area of our organization: starting with your financial advisor and continuing with our investment management and customer service people of our affiliated companies.

Your confidence in the success of the products and services offered by Waddell & Reed and its affiliates is reflected in the growth the Funds have experienced over our 60 years. Total mutual fund assets under management reached the $1 billion mark in 1961, and over the $5 billion mark in 1985. As of March 31, 1998, mutual fund assets under management totaled more than $22.9 billion.

We look forward to helping you meet the financial goals that are important to you, now and for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office. They're ready to help you make the most of your financial future.


Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY

--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares


          PER SHARE DATA
For the Six Months Ended March 31, 1998
---------------------------------------
DIVIDEND PAID                   $0.04
                                =====

CAPITAL GAINS DISTRIBUTION      $1.77
                                =====

NET ASSET VALUE ON
   3/31/98    $7.83 adjusted to:$9.60 (A)
   9/30/97                       9.11
                                -----
CHANGE PER SHARE                $0.49
                                =====

(A)This number includes the capital gains distribution of $1.77 paid in December 1997 added to the actual net asset value on March 31, 1998.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 3-31-98                  22.99%           30.49%
5-year period ended 3-31-98                  15.52%           16.90%
10-year period ended 3-31-98                 12.39%           13.06%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On March 31, 1998, United Vanguard Fund, Inc. had net assets totaling $1,558,522,223 invested in a diversified portfolio of:

   97.67%   Common Stocks
    1.90%   Cash and Cash Equivalents
    0.25%   Preferred Stock
    0.18%   Corporate Debt Security

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on March 31, 1998, your Fund owned:

 $43.77  Manufacturing Stocks
  24.64  Finance, Insurance and Real Estate Stocks
  15.30  Wholesale and Retail Trade Stocks
   6.83  Services Stocks
   6.76  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.90  Cash and Cash Equivalents
   0.80  Miscellaneous

THE INVESTMENTS OF

UNITED VANGUARD FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 4.65%
 Abercrombie & Fitch Co., Class A*  ......   463,000  $  19,474,706
 Kohl's Corporation*  ....................   290,000     23,707,500
 Payless ShoeSource, Inc.*  ..............   390,000     29,347,500
   Total .................................               72,529,706

Building Materials and Garden Supplies - 2.60%
 Home Depot, Inc. (The)  .................   600,000     40,462,200

Business Services - 2.52%
 BMC Software, Inc.*  ....................   238,600     19,990,147
 Manpower Inc.  ..........................   476,800     19,250,800
   Total .................................               39,240,947

Chemicals and Allied Products - 13.86%
 Bristol-Myers Squibb Company  ...........   295,700     30,845,058
 Colgate-Palmolive Company  ..............   440,000     38,115,000
 Lilly (Eli) and Company  ................   277,700     16,557,862
 Novartis, AG (A)  .......................     9,892     17,508,769
 Pfizer Inc.  ............................   271,600     27,074,989
 Procter & Gamble Company (The)  .........   175,900     14,841,562
 Schering-Plough Corporation  ............   482,800     39,438,484
 Warner-Lambert Company  .................   186,100     31,695,063
   Total .................................              216,076,787

Communication - 2.99%
 AT&T Corporation  .......................   359,700     23,605,313
 Clear Channel Communications, Inc.*  ....   235,000     23,030,000
   Total .................................               46,635,313

Depository Institutions - 5.35%
 BankAmerica Corporation  ................   414,500     34,248,063
 Comerica Incorporated  ..................   240,000     25,394,880
 MBNA Corp.  .............................   662,700     23,732,612
   Total .................................               83,375,555

Electronic and Other Electric Equipment - 6.91%
 Emerson Electric Co.  ...................   240,000     15,644,880
 General Electric Company  ...............   387,300     33,331,813
 Intel Corporation  ......................   249,000     19,429,719
 Philips Electronics N.V., NY Shares  ....   310,400     22,794,845
 Telefonaktiebolaget LM Ericsson,
   ADR, Class B ..........................   346,800     16,483,751
   Total .................................              107,685,008


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF

UNITED VANGUARD FUND, INC.
MARCH 31, 1998
                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 5.65%
 Coca-Cola Company (The)  ................   250,000 $   19,359,250
 Keebler Foods Company*  .................   110,000      3,300,000
 Nabisco Holdings, Class A  ..............   329,800     15,459,375
 PepsiCo, Inc.  ..........................   505,400     21,542,675
 Ralston Purina Co.  .....................   144,200     15,294,140
 Wm. Wrigley Jr. Company  ................   159,600     13,047,300
   Total .................................               88,002,740

Furniture and Home Furnishings Stores - 0.93%
 Williams-Sonoma, Inc.*  .................   251,500     14,555,562

General Merchandise Stores - 2.80%
 Dollar General Corporation  .............   555,125     21,476,121
 Wal-Mart Stores, Inc.  ..................   434,700     22,087,976
   Total .................................               43,564,097

Health Services - 2.74%
 Health Management Associates, Inc.,
   Class A* ..............................   856,700     24,523,037
 Tenet Healthcare Corporation*  ..........   500,000     18,156,000
   Total .................................               42,679,037

Holding and Other Investment Offices - 0.37%
 LTC Properties, Inc.  ...................   300,000      5,793,600

Industrial Machinery and Equipment - 6.19%
 Applied Materials, Inc.*  ...............   578,600     20,413,587
 Cisco Systems, Inc.*  ...................   296,800     20,302,901
 EMC Corporation*  ....................... 1,475,900     55,806,731
   Total .................................               96,523,219

Instruments and Related Products - 2.49%
 Guidant Corporation  ....................   267,500     19,627,813
 Medtronic, Inc.  ........................   368,500     19,115,937
   Total .................................               38,743,750

Insurance Carriers - 7.99%
 Allstate Corporation (The)  .............   361,000     33,189,257
 American International Group, Inc.  .....   191,500     24,116,935
 MBIA Inc.  ..............................   400,600     31,021,262
 MGIC Investment Corporation  ............   550,000     36,127,850
   Total .................................              124,455,304

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF

UNITED VANGUARD FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Miscellaneous Retail - 1.23%
 Walgreen Co.  ...........................   545,300$   19,187,471

Motion Pictures - 1.57%
 Walt Disney Company (The)  ..............   230,000     24,552,500

Nondepository Institutions - 9.81%
 Capital One Financial Corp.  ............    71,400      5,631,675
 Fannie Mae  ............................. 1,247,600     78,910,700
 Franchise Mortgage Acceptance Company LLC*  380,000      9,476,060
 Freddie Mac  ............................   600,000     28,462,200
 SLM Holding Corporation  ................   697,900     30,445,888
   Total .................................              152,926,523

Petroleum and Coal Products - 1.05%
 Royal Dutch Petroleum Company  ..........   288,300     16,378,900

Printing and Publishing - 2.78%
 Gannett Co., Inc.  ......................   344,800     24,782,500
 Tribune Company  ........................   263,200     18,555,600
   Total .................................               43,338,100

Security and Commodity Brokers - 1.49%
 Franklin Resources, Inc.  ...............   437,300     23,176,900

Tobacco Products - 2.43%
 Philip Morris Companies Inc.  ...........   907,700     37,839,290

Transportation Equipment - 2.41%
 Harley-Davidson, Inc.  .................. 1,140,000     37,620,000

Transportation Services - 0.58%
 Dial Corporation (The)  .................   378,000      9,048,186

Water Transportation - 3.19%
 Carnival Corporation, Class A  ..........   559,700     39,039,075
 Royal Caribbean Cruises Ltd.  ...........   152,000     10,649,424
   Total .................................               49,688,499

Wholesale Trade - Durable Goods - 1.62%
 Johnson & Johnson  ......................   250,000     18,328,000
 Sybron International Corporation*  ......   265,600      6,938,800
   Total .................................               25,266,800

Wholesale Trade - Nondurable Goods - 1.47%
 Unilever N.V., NY Shares  ...............   333,600     22,872,283

TOTAL COMMON STOCKS - 97.67%                         $1,522,218,277
 (Cost: $1,170,481,166)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF

UNITED VANGUARD FUND, INC.
MARCH 31, 1998

                                              Shares        Value

PREFERRED STOCK - 0.25%
Holding and Other Investment Offices
 LTC Properties, Inc., 9.5%  .............   150,000 $    3,862,500
 (Cost: $3,926,300)

                                           Principal
                                           Amount in
CORPORATE DEBT SECURITY - 0.18%            Thousands
Health Services
 Assisted Living Concepts, Convertible,
   6.0%, 11-1-2002 .......................    $2,500 $    2,834,375
 (Cost: $2,500,000)

TOTAL SHORT-TERM SECURITIES - 1.93%                  $   30,011,326
 (Cost: $30,011,326)

TOTAL INVESTMENT SECURITIES - 100.03%                $1,558,926,478
 (Cost: $1,206,918,792)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)        (404,255)

NET ASSETS - 100.00%                                 $1,558,522,223


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,558,926,478
 Cash   ............................................          6,763
 Receivables:
   Investment securities sold ......................      3,627,757
   Fund shares sold ................................      2,459,955
   Dividends and interest ..........................      2,244,600
 Prepaid insurance premium  ........................         33,574
                                                     --------------
    Total assets  ..................................  1,567,299,127
                                                     --------------
Liabilities
 Payable to Fund shareholders  .....................      4,897,273
 Payable for investment securities purchased  ......      3,306,000
 Accrued service fee (Note 2)  .....................        345,098
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................        185,008
 Accrued management fee (Note 2)  ..................         29,560
 Accrued accounting services fee (Note 2)  .........          8,333
 Other  ............................................          5,632
                                                     --------------
    Total liabilities  .............................      8,776,904
                                                     --------------
      Total net assets ............................. $1,558,522,223
                                                     ==============

Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $  199,048,402
   Additional paid-in capital ......................    995,936,280
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................      2,587,515
   Accumulated undistributed net realized gain on
    investment transactions  .......................      8,956,011
   Net unrealized appreciation in value of
    investments  ...................................    351,994,015
                                                     --------------
    Net assets applicable to outstanding
      units of capital ............................. $1,558,522,223
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $7.83
 Class Y  ..........................................          $7.83
Capital shares outstanding
 Class A  ..........................................    198,356,609
 Class Y  ..........................................        691,793
Capital shares authorized ..........................    600,000,000


                   See notes to financial statements.

UNITED VANGUARD FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1998

Investment Income
 Income (Note 1B):
   Dividends .......................................  $  7,635,813
   Interest and amortization .......................     2,970,908
                                                      ------------
    Total income  ..................................    10,606,721
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     5,076,984
   Service fee - Class A ...........................     1,306,420
   Transfer agency and dividend disbursing - Class A     1,223,340
   Accounting services fee .........................        50,000
   Custodian fees ..................................        21,786
   Audit fees ......................................        11,580
   Legal fees ......................................         6,547
   Shareholder servicing - Class Y .................         3,752
   Other ...........................................       121,024
                                                      ------------
    Total expenses  ................................     7,821,433
                                                      ------------
      Net investment income ........................     2,785,288
                                                      ------------
Realized and Unrealized Gain (Loss) on
 Investments (Note 1 and 3)
 Realized net gain on securities  ..................    13,256,239
 Realized net loss on foreign currency
   transactions ....................................       (27,563)
                                                      ------------
   Realized net gain on investments ................    13,228,676
 Unrealized appreciation in value of investments
   during the period ...............................   103,549,349
                                                      ------------
    Net gain on investments  .......................   116,778,025
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $119,563,313
                                                      ============


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
                                       For the six   For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             1998        1997
Increase in Net Assets                  ------------ ------------
 Operations:
   Net investment income ............ $    2,785,288  $  11,726,108
   Realized net gain on investments .     13,228,676    332,324,733
   Unrealized appreciation (depreciation)103,549,349    (52,010,329)
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....    119,563,313    292,040,512
                                      -------------- --------------
 Distributions to shareholders (Note 1E):*
   From net investment income
    Class A  ........................     (6,595,350)    (9,105,155)
    Class Y  ........................        (28,415)       (42,297)
   From realized gains on securities
    transactions
    Class A  ........................   (284,080,868)  (197,514,902)
    Class Y  ........................     (1,024,085)      (690,293)
                                      -------------- --------------
                                        (291,728,718)  (207,352,647)
 Capital share transactions:          -------------- --------------
   Proceeds from sale of shares:
    Class A (9,716,389 and 8,448,618
      shares, respectively) .........     75,611,454     71,291,872
    Class Y (40,865 and 152,715
      shares, respectively) .........        325,355      1,278,187
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (41,193,069 and
      27,174,275 shares, respectively)   285,879,786    203,701,303
    Class Y (151,657 and 97,643
      shares, respectively) .........      1,052,500        732,589
   Payments for shares redeemed:
    Class A (14,647,818 and 20,669,570
      shares, respectively) .........   (114,191,204)  (173,059,732)
    Class Y (77,678 and 146,263
      shares, respectively) .........       (599,799)    (1,191,502)
                                      -------------- --------------
      Net increase in net assets
       resulting from capital
       share transactions  ..........    248,078,092    102,752,717
                                      -------------- --------------
      Total increase ................     75,912,687    187,440,582
Net Assets
 Beginning of period  ...............  1,482,609,536  1,295,168,954
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $2,587,515
   and $6,453,555, respectively ..... $1,558,522,223 $1,482,609,536
                                      ============== ==============
                  *See "Financial Highlights" on pages 13-14.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.

FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                      six         For the fiscal year ended
                     months              September 30,
                     ended   ------------------------------------
                    3/31/98    1997   1996    1995   1994    1993
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $9.11   $8.77  $8.97   $7.73  $7.10   $6.03
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.02    0.07   0.03    0.07    .00     .04
 Net realized and
   unrealized gain
   on investments ..   0.51    1.69   0.26    1.82    .83    1.07
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.53    1.76   0.29    1.89    .83    1.11
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.04)  (0.06) (0.04)  (0.03) (0.02)  (0.04)
 From capital gains   (1.77)  (1.36) (0.45)  (0.62) (0.18)  (0.00)
                      -----   -----  -----   -----  -----   -----
Total distributions   (1.81)  (1.42) (0.49)  (0.65) (0.20)  (0.04)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $8.33   $9.11  $8.77   $8.97  $7.73   $7.10
                      =====   =====  =====   =====  =====   =====
Total return* ......  30.49%  23.60%  3.59%  26.82% 11.86%  18.38%
Net assets, end of
 period (000
 omitted)  .........$1,553,103$1,477,348$1,291,017$1,284,951$1,014,263
 $921,816
Ratio of expenses
 to average net
 assets  ...........   1.07%** 1.09%  1.09%   1.05%  1.05%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........   0.38%** 0.86%  0.36%   0.87%  0.04%   0.50%
Portfolio
 turnover rate  ....  59.53% 139.14% 57.10%  30.01% 36.70%  62.12%
Average commission
 rate paid  ........  $0.0588 $0.0675$0.0347

*Total return calculated without taking into account the sales load deducted on an initial purchase.
*Annualized.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.

FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the
                    For the    the fiscal         For the
                      six      year ended          period
                     months  September 30,        from 9/8/95*
                     ended   -------------        through
                    3/31/98    1997   1996        9/30/95
                    -------   ----- ------        --------
Net asset value,
 beginning of period  $9.12   $8.78  $8.97          $9.05
                      -----   -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.03    0.09   0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.50    1.69   0.24          (0.08)
                      -----   -----  -----          -----
Total from investment
 operations ........   0.53    1.78   0.31          (0.08)
                      -----   -----  -----          -----
Less distributions:
 From net investment
   income...........  (0.05)  (0.08) (0.05)         (0.00)
 From capital gains   (1.77)  (1.36) (0.45)         (0.00)
                      -----   -----  -----          -----
Total distributions.  (1.82)  (1.44) (0.50)         (0.00)
                      -----   -----  -----          -----
Net asset value,
 end of period .....  $8.31   $9.12  $8.78          $8.97
                      =====   =====  =====          =====
Total return .......  30.73%  23.87%  3.80%         -0.88%
Net assets, end of
 period (000
 omitted)  ......... $5,419  $5,262 $4,152         $1,765
Ratio of expenses
 to average
 net assets  .......   0.94%** 0.90%  0.91%          0.00%
Ratio of net investment
 income to average
 net assets ........   0.51%** 1.05%  0.69%          0.00%
Portfolio
 turnover rate .....  59.53% 139.14% 57.10%         30.01%**
Average commission
 rate paid .........  $0.0588 $0.0675$0.0347

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.8 billion of combined net assets at March 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
              Average
           Net Asset Level          Annual Fee
     (all dollars in millions)     Rate for Each Level
     -------------------------     -------------------
     From $    0 to $   10    $      0
     From $   10 to $   25    $ 10,000
     From $   25 to $   50    $ 20,000
     From $   50 to $  100    $ 30,000
     From $  100 to $  200    $ 40,000
     From $  200 to $  350    $ 50,000
     From $  350 to $  550    $ 60,000
     From $  550 to $  750    $ 70,000
     From $  750 to $1,000    $ 85,000
          $1,000 and Over     $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,399,463, out of which W&R paid sales commissions of $800,055 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $26,358, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $822,307,249 while proceeds from maturities and sales aggregated $865,512,793. Purchases of short-term securities aggregated $857,402,098 while proceeds from maturities and sales aggregated $847,597,229.

     For Federal income tax purposes, cost of investments owned at March 31, 1998 was $1,206,988,092, resulting in net unrealized appreciation of $351,938,386, of which $356,406,157 related to appreciated securities and $4,467,771 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $332,498,917 during its fiscal year ended September 30, 1997, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of March 31, 1998, and the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the year ended September 30, 1997, and the financial highlights for the six-month period then ended and for each of the years in the five-year period ended September 30, 1997. The financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 8, 1998

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Daniel P. Becker, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(3-98)

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